UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 23, 2004

                        Shells Seafood Restaurants, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                        0-28258                  65-0427966
(State or other jurisdiction    (Commission file number)        (IRS employer
     of incorporation)                                       identification No.)

                16313 N. Dale Mabry Hwy, Ste 100, Tampa, FL 33618
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (813) 961-0944

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On September 23, 2004, Shells Seafood Restaurants, Inc. issued a press release commenting on the impact of Hurricanes Charley, Frances and Ivan.

A copy of the press release follows as Exhibit 99.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2004                       SHELLS SEAFOOD RESTAURANTS, INC.

                                                By: /s/ Leslie J. Christon
                                                --------------------------------
                                                Leslie J. Christon
                                                President and CEO

INDEX TO EXHIBITS

99     Press Release dated September 23, 2004.